United Capital

Business Lending

A BankUnited Company

GUARANTY AGREEMENT

This Guaranty Agreement (this “Guaranty”) is made this 30 day of July, 2014, by GOOD TIMES RESTAURANTS INC., a corporation formed under the laws of the State of Nevada (the “Guarantor”) in favor of UNITED CAPITAL BUSINESS LENDING, INC. (the “Lender”).

RECITALS

A.

GOOD TIMES DREIVE THRU INC. (the "Borrower") has applied to Lender for a loan in the maximum principal amount of Two Million One Hundred Thousand and 00/100 Dollars ($2,100,000.00) (the “Loan”) as evidenced by promissory notes executed in connection herewith executed by Borrower (collectively the “Note”), which Note is secured by that certain Development Line Loan and Security Agreement (“Security Agreement”), executed in connection herewith, from the Borrower to the Lender granting the Lender a first perfected lien in the Collateral as defined therein (the “Collateral”).

B.

Lender is willing to make the Loan provided that, among other things, the repayment of the Loan is secured on terms and conditions acceptable to Lender.

C.

Guarantor has requested Lender to provide the Loan to Borrower and Lender has agreed to provide the Loan, but only if Guarantor gives the guaranty provided in this Guaranty.

D.

Guarantor will receive direct and indirect benefits if Lender makes the Loan to Borrower and Guarantor has determined that it is in Guarantor’s interest to execute this Guaranty in order to induce Lender to make the Loan to Borrower.

NOW, THEREFORE, in consideration of the premises and for other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor, intending to be legally bound, hereby agrees as follows:

1.

CONSTRUCTION OF GUARANTY AND DEFINITIONS. Unless varied by this Guaranty, all of the terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code. Whenever used herein, the words “Borrower,” “Guarantor,” “Lender” and “Obligor” shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require.

The following terms shall have the following meanings when used herein:

“Borrower’s Obligations” shall mean the full and punctual observance, payment and performance of all present and future duties, covenants and responsibilities due to Lender by Borrower of any nature whatsoever, including but not limited to the prompt, punctual and full payment when due (whether by demand, stated maturity, acceleration or otherwise but after the expiration of any applicable grace period) and not merely the collection of all present and future indebtedness, liabilities and obligations of Borrower to Lender under (a) the Loan Documents

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(extending to all principal, interest, fees, expense payments, liquidation costs, and reasonable attorney’s fees and expenses) and (b) any other document, instrument or agreement executed by Borrower and delivered to Lender, whether now existing or hereafter created, whether or not now contemplated and whether or not related to the Loan.

 “Guarantor’s Obligations” shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Guarantor as a result of or in connection with this Guaranty or any of the other Loan Documents.

“Loan Documents” shall mean this Guaranty, the Note, the Development Line Agreement, the Collateral Assignment Agreement and any other document or agreement previously, simultaneously or hereafter executed and delivered by Borrower, by Guarantor and/or by any other Obligor, singly or jointly with another person or persons, to Lender in connection with the Loan, as the same may from time to time be amended.

“Note” shall collectively mean the Note and any promissory note or other instrument now in existence or hereafter executed and delivered by Borrower to Lender evidencing  the Loan or a loan, together with all renewals, replacements, modification and amendments thereto.

“Obligor” shall mean, individually and collectively, the Guarantor, each other person who is primarily or secondarily liable for the repayment of the Note or any portion thereof, including Borrower, and each person or entity who has executed a Guaranty or who has granted security for the repayment of the Note, together with such person’s heirs, personal representatives, successors and assigns.

The term “person” shall include an individual, a corporation, an association, a partnership, a limited liability company, a trust, a government (or subdivision, agency or department thereof) and any other entity of any kind. The words “hereof,” “herein,” “hereunder” and words of similar import, when used in this Guaranty, shall refer to this Guaranty as a whole and not to any particular provision hereof.

2.

GUARANTY.

(a) Guaranty. Guarantor hereby unconditionally, directly and absolutely guarantees to Lender the payment and performance of Borrower’s Obligations.  Guarantor also agrees to defend, save harmless and indemnify Lender from and against all obligations, demands, loss or liability, by whoever asserted, suffered, incurred or paid arising out of or with respect to Borrower’s Obligations, including the amount of any preference liability together with the cost of defending any such preference suit.

(b)

Nature of Guaranty. The guarantees provided in this Guaranty are absolute, unconditional, continuing, direct, and immediate guaranties of payment and not just of collection and are no way conditioned upon or limited by or in any other way affected by:

(i) any attempt by Lender to pursue Lender’s rights against Borrower or any other Obligor;

(ii) any attempt by Lender to pursue Lender’s rights against any of

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Borrower’s real or personal property or any other Obligor’s real or personal property;

(iii) any recourse against or foreclosure of any security or collateral now or hereafter pledged, assigned or granted to Lender under the provisions of any of the Loan Documents;

(iv) any action taken or not taken by Lender;

(v) the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security for any of Borrower’s Obligations;

(vi) the invalidity or unenforceability of any provision of the Loan Documents; or

(vii) any defense asserted or claimed by Borrower with respect to Borrower’s Obligations including, but not limited to, failure or lack of consideration, breach of warranty, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, insolvency, infancy, incompetency, statute of limitations, lender liability and usury.  The obligations of Guarantor under this Guaranty shall not be subject to any counterclaim, recoupment, set-off, reduction, or defense based upon any claim that Guarantor may have against Borrower or Lender, are independent of any other guaranty or guaranties at any time in effect with respect to any of Borrower’s Obligations, and may be enforced regardless of the existence of such other guaranty or guaranties.

(c)

Lender’s Rights to Deal with Borrower and Obligors. Guarantor hereby consents to any and all agreements between Lender and Borrower or between Lender and any Obligor, whether presently existing or hereafter made and whether oral or in writing. Lender without compromising, impairing, modifying, diminishing or in any way releasing or discharging Guarantor from Guarantor’s Obligations and without notifying or obtaining the prior approval of Guarantor and at any time or from time to time may:

(i) waive or excuse a default or defaults by Borrower or any other Obligor or delay in the exercise by Lender of any of Lender’s rights and remedies with respect to such default or defaults;

(ii) grant extensions of time for the payment or performance by Borrower or any other Obligor;

(iii) release, substitute, exchange, impair, surrender, dispose of or add collateral in whole or in part of Borrower, Guarantor or of any other Obligor or waive, release, modify or subordinate, in whole or in part, any lien or security interest held by Lender on any real or personal property securing payment or performance, in whole or in part, of Borrower’s Obligations or Guarantor’s Obligations;

(iv) release in whole or in part Borrower or any other Obligor;

(v) apply payments made by Borrower or by any other Obligor to any of Borrower’s Obligations, in any order or manner or to any specific account or accounts as Lender may elect;

(vi) modify, change, renew, extend or amend, in any respect, the

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Loan Documents; or

(vii) engage in any other act or permit any other circumstance or condition which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

(d)

Waivers by Guarantor. Guarantor unconditionally waives:

(i)

any and all notices whatsoever with respect to this Guaranty or with respect to any of Borrower’s Obligations, including, but not limited to, notice of Lender’s acceptance of this Guaranty, the present existence or future incurring of any of Borrower’s Obligations or any terms or amounts thereof or any change therein, or notice of the obtaining or release of any guaranty, surety agreement, pledge, assignment or other security for any of Borrower’s Obligations;

(ii) presentment, demand for payment of any sum due from Borrower or any Obligor, notice of dishonor, protest, protest and demand, notice of protest, notice of nonpayment, notice of default by Borrower or any Obligor and demand for performance by Borrower or any Obligor;

(iii) any right to subrogation, reimbursement, and indemnity against Borrower or any Obligor or against any property or other security serving at any time as collateral for any or all of Borrower Obligations;

(iv) any damages which Guarantor may incur as a result of any unintentional or negligent action or inaction by Lender impairing, diminishing, or destroying any of Guarantor’s rights of subrogation which Guarantor may have upon payment of any of Borrower’s Obligations;

(v) all claims and causes of action of Guarantor against Lender for punitive, exemplary or other non-compensatory damages;

(vi) all rights of redemption of Guarantor with respect to any property directly or indirectly securing any of Borrower’s Obligations or this Guaranty; and

(vii) all rights of Guarantor to have marshalled any property directly or indirectly securing any of Borrower’s Obligations or this Guaranty.

(e)

Independent Investigation. Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s independent investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner.

3.

REPRESENTATIONS OF GUARANTOR. To induce Lender to accept this Guaranty for the purposes for which it is given, Guarantor represents and warrants to Lender as follows:

                  (a) Financial Information. Any financial statement submitted by Guarantor to Lender, including any schedules and notes pertaining thereto, is true and complete and fully and fairly presents the financial condition of Guarantor at the date thereof and there have been no material adverse changes in the financial condition of Guarantor from the date

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thereof to the date hereof, not disclosed to Lender.

                   (b) No Conflicting Agreements. Guarantor is not in default under or in violation of any agreement, contract, instrument, order, judgment, decree, statute, law, rule, or regulation to which it is subject or by which it is bound, and the execution and delivery of, and the performance of the obligations under, this Guaranty will not immediately or with the passage of time, the giving of notice, or both, result in the creation or imposition of any security interest in, or Lien or encumbrance upon, any of the assets of Guarantor except in favor of Lender.

               (c) Binding Agreement; Consideration; Review of Loan Documents. This Guaranty and each of the other Loan Documents to which Guarantor is a party have been duly executed and delivered by Guarantor, constitute the valid and legally binding obligation of Guarantor, and are fully enforceable against Guarantor in accordance with their terms subject only to laws affecting the rights of creditors generally and application of general principles of equity. Guarantor will obtain substantial direct and indirect benefits arising from its execution and delivery of this Guaranty. Guarantor has examined or has had an opportunity to examine each of the Loan Documents prior to the date hereof.

                (d) Litigation. There are no judgments, injunctions or similar orders or decrees outstanding against Guarantor and there are no claims, actions, suits or proceedings pending or, to Guarantor’s knowledge and belief, threatened against Guarantor, or any of Guarantor’s property, at law or in equity, by or before any court or governmental authority which if determined adversely to Guarantor would result in any material adverse change in the financial condition, assets or business prospects of Guarantor.

                 (e) Taxes.  Guarantor has filed or obtained lawful extensions of all Federal, State, local and foreign tax returns which are required to be filed by Guarantor, and Guarantor has paid all Federal, State, local and foreign taxes shown to be due on such tax returns or which have been assessed against Guarantor.

                          (f) Insolvency. Guarantor is not, and has not been, the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation proceeding.

All of Guarantor’s warranties and representations herein are true, correct, complete and not misleading in any material respect and Guarantor agrees to indemnify Lender from any loss, cost or expense as a result of any representation or statement of Guarantor, or any agent of Guarantor, being false, incorrect, incomplete or misleading in any material respect.

4.

AFFIRMATIVE COVENANTS. Guarantor covenants and agrees with Lender that, until all Guarantor’s Obligations have been paid in full and otherwise satisfied in full, each Guarantor shall:

                       (a) Financial Information. The Guarantor shall submit to the Lender accountant prepared Corporate Tax Returns within thirty (30) days of filing, copies of its federal, state and local tax returns beginning with December 31, 2014.  The Guarantor shall provide annual accountant prepared Audited Financials (consolidated and store level consolidating) within one hundred twenty (120) days of Fiscal Year End, and Guarantor shall also promptly furnish to Lender, at such time or times as may be required by Lender, such other financial statements and other information concerning the financial condition of Guarantor and such

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additional financial information, reports or statements as Lender may from time to time reasonably request.

                  (b) Taxes. Pay and discharge all taxes, assessments and governmental charges upon Guarantor, its income and properties, prior to the date on which penalties attach thereto.

                   (c) Civil and Criminal Proceedings. Promptly notify Lender in writing of (i) the actual commencement of a criminal proceeding or investigation or (ii) any action, suit or proceeding at law or in equity by or before any court, governmental agency or instrumentality which could result in any material adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of Guarantor.

                   (d) Extraordinary Loss. Promptly notify Lender in writing of any event causing extraordinary loss or depreciation of the value of Guarantor’s assets (whether or not insured) that  constitutes a material adverse change in the financial condition of the Guarantor and will have a material adverse effect on the prospects of the Lender fully and punctually realizing the full benefits conferred on Lender by this Guaranty Agreement.

5.

NEGATIVE COVENANTS. Guarantor covenants and agrees with Lender that, until all Guarantor’s Obligations have been paid and otherwise satisfied in full, Guarantor will not, directly or indirectly, without Lender’s prior written consent:

                (a) Merger. Enter into or be a party to any merger, consolidation, reorganization or exchange of membership interests or assets.

                   (b) Transfer or Encumbrance of Property. Sell, assign, transfer, encumber, lien or convey any of its assets, which could result in any material adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of the Guarantor or the Borrower.

               (c) Change in Ownership.  Permit the sale, conveyance, transfer, assignment, pledging or other encumbrance in ownership interest in the Borrower to any person.

              (d) Additional Indebtedness. So long as any of the Obligations (or commitments therefore) are outstanding, the Guarantor shall not permit Fast Restaurants Co-Development Limited Partnership to, without the Lender’s prior written consent, incur or assume any indebtedness direct or indirect, contingent, primary, secondary, alone or jointly with another person which in the aggregate exceeds One Hundred Thousand Dollars ($100,000), except any indebtedness previously disclosed to the Lender or unsecured trade accounts incurred in the ordinary course of business.

                 (e) Change in Material Agreement.  Materially modify, alter or amend or permit the Borrower to modify, alter or amend any term or condition of any franchise, lease, management, employment, development, limited partnership forbearance or use or licensing agreement to which the Guarantor or the Borrower is a party.

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      6.          EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Guaranty:

                 (a) Failure to Pay. The failure of Borrower or the Guarantor to pay any of  Borrower’s Obligations or the Guarantors Obligations, as the case may be, within fifteen (15) days after notice by Lender to Guarantor that an event of default has occurred under the Loan Documents and such Guarantor’s Obligations are due and payable.

                (b) Perform, Certain Provisions of this Guaranty. A failure of Guarantor to perform, observe or comply with any of the provisions of Section 4 (Affirmative Covenants), or of Section 5 (Negative Covenants) of this Guaranty.

                  (c) Covenants and Agreements. The failure of Guarantor to perform, observe or comply with any of the provisions of this Guaranty other than those covered by Section 6(a) and 6(b) above, and such failure is not cured to the satisfaction of Lender within thirty (30) days after the date of written notice thereof by Lender to Guarantor; provided however, so long as Guarantor is diligently proceeding to cure such default or defaults and such default or defaults can be cured within the additional time provided, Guarantor shall have an additional period of thirty (30) days to cure such default or defaults.

                (d) Information, Representations and Warranties. If any representation or warranty made herein or if any information contained in any financial statement, application, schedule, report or any other document given by Guarantor in connection with this Guaranty or with any of the Loan Documents is not in all material respects true and accurate, or if Guarantor omitted to state any material fact or any fact necessary to make such information not materially misleading.

                 (e) Default under Loan Documents. The occurrence of an Event of Default as defined under the Security Agreement or any of the other Loan Documents and the expiration of any applicable grace or cure period.

                 (f) Default on Other Obligations. The occurrence of any default with respect to any indebtedness of Guarantor to any person including but not limited to Lender which continues beyond any applicable grace or notice period and a determination by Lender, in its reasonable discretion, that the same reflects that a material adverse change has occurred in the financial condition of Guarantor or will have a material adverse effect on the prospect for Lender to fully and punctually realize the full benefits conferred on Lender by this Guaranty.

                (g) Insolvency. Guarantor shall be or become insolvent (as defined in Section 101 of the United States Bankruptcy Code) or unable to pay its debts as they become due, or admits in writing to such insolvency or to such inability to pay its debts as they become due.

                (h) Involuntary Bankruptcy. There shall be filed against Guarantor an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or similar laws ordering: (i) the liquidation of Guarantor, or (ii) a reorganization of Guarantor or the business and affairs of Guarantor, or (iii) the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for Guarantor of the property of Guarantor and the failure to have such petition or other pleading denied or dismissed within sixty (60) calendar days from the date of filing.

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(i) Voluntary Bankruptcy. The commencement by Guarantor of a voluntary case under the federal bankruptcy laws or any federal or state insolvency or similar laws or the consent by Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, or similar official for Guarantor of any of the property of Guarantor, or the making by Guarantor of an assignment for the benefit of creditors, or the failure by Guarantor generally to pay the debts of Guarantor as the debts become due.

(j) Judgments, Awards. The entry of any judgment, order, award, or decree against Guarantor and a determination by Lender, in its sole discretion, that the same, when aggregated with all other judgments, orders, awards and decrees outstanding against Guarantor, could have a material adverse effect on the prospect for Lender to fully and punctually realize the full benefits conferred on Lender by this Guaranty.

(k)

Adverse Change. The determination by Lender that a material adverse change has occurred in the financial condition of Guarantor from the condition set forth in the most recent financial statement heretofore furnished to Lender, or from the financial condition as heretofore most recently disclosed to Lender in any other manner which the Lender determines, in its sole and absolute discretion could have a material adverse effect on the prospect for the Lender to fully and punctually realize the full benefits of the Lender conferred by this Guaranty Agreement..

7.

RIGHTS AND REMEDIES UPON DEFAULT.

(a)

Rights and Remedies of Lender. In the event of an Event of Default hereunder, Lender may, at its option:

                        (i) Declare an amount equal to any or all of the outstanding balance of Guarantor’s Obligations to be immediately due and payable by Guarantor without presentment or demand which are hereby expressly waived, whether or not Lender has accelerated and called due any or all sums due from Borrower, and Guarantor shall immediately pay the same to Lender in immediately available funds in lawful money of the United States of America which shall be legal tender in payment of all dues and debts.

                     (ii) Exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Guarantor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, Lender or any affiliate of Lender in any capacity whatsoever, including without limitation, any balance of any deposit account and any credits with Lender or any affiliate of Lender.

                     (iii) Terminate any outstanding commitments of Lender to Obligor.

                    (iv) Exercise any or all rights, powers, and remedies provided for in the Security Agreement or any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise.

(b)

Costs and Expenses. Guarantor agrees to pay to Lender on demand the reasonable amount of all expenses paid or incurred by Lender in consulting with counsel concerning any of its rights hereunder, under the Security Agreement or the other Loan Documents or under applicable law, and all reasonable expenses, including reasonable attorney’s fees and court costs paid or incurred by Lender in exercising or enforcing any of its

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rights hereunder, under the Security Agreement or the other Loan Documents or under applicable law together with interest on all such expenses paid by Lender (the “Enforcement Costs”) at the highest rate charged on the principal sum of any of Borrower’s Obligations from the date of payment by Lender until repaid in full. The provisions of this Subsection shall survive the termination of this Guaranty and the payment of all other Guarantor’s Obligations.

8.

MISCELLANEOUS.

                 (a) Insolvency; Indemnification. Any modification, limitation or discharge of all or any part of Borrower’s Obligations arising out of or by virtue of any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under Federal or State law initiated by or against Borrower and/or any other Obligor shall not modify, limit, lessen, reduce, impair, discharge or otherwise affect Guarantor’s Obligations hereunder in any manner whatsoever. If at any time any payment or portion thereof of Borrower’s Obligations, whether made by or for the account of Guarantor, is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by Lender to Borrower under any insolvency, bankruptcy or other federal and/or state laws, rules or regulations or as a result of any dissolution, liquidation or reorganization of Borrower or upon or as a result of the appointment of any receiver, intervenor or conservator of, or trustee or similar officer of Borrower or any substantial part of Borrower’s properties or assets, or in connection with any compromise or settlement relating to any of the above, Guarantor hereby agrees that this Guaranty shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

                  (b) Remedies Cumulative. Each right, power and remedy of Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or the beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Guaranty or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or a default hereunder shall constitute a waiver thereof, or preclude Lender from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any of Guarantor’s Obligations, Lender shall not be deemed to have waived the right either to require prompt payment when due of all other sums when due and payable, or to declare a default for failure to effect such payment.

                (c) Commercial Transaction. The Loan made by Lender to Borrower and guaranteed by Guarantor pursuant to this Guaranty is or was incurred for the purpose. of acquiring or carrying on a business or commercial enterprise and, as such, is a “commercial loan” within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (2005 Rep. Vol.), as amended and all proceeds of the Loan have been or will be used by Borrower solely in connection with such business or commercial enterprise.

               (d) Choice of Law; Forum Selection; Consent to Jurisdiction. This Guaranty shall be governed by, construed and interpreted in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof). Guarantor hereby (a) agrees that all disputes and matters whatsoever arising under, in connection with, or incident to this Guaranty shall be litigated, if at all, in and before a court located in the State of Maryland to the exclusion of the courts of any other state or country and (b) irrevocably submits to the non-exclusive jurisdiction of any Maryland court or federal court sitting in the State of Maryland in any action or

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proceeding arising out of or relating to this Guaranty, and hereby irrevocably waives any objection to the laying or venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

            (e) Invalidity of Any Part. If any provision or part of any provision of this Guaranty shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Guaranty, but only to the extent of its invalidity, illegality, or unenforceability.

           (f) Notice: Any notice, demand, request or other communication which Lender or Guarantor may be required to give hereunder shall be in writing. Notices sent by hand delivery shall be deemed delivered upon receipt. Notices sent by overnight mail shall be deemed delivered the following day. Notices sent by first class mail shall be deemed delivered three (3) days after deposit in the United States Mail System. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof’, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided. Notices shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

If to Guarantor:

GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, CO 80401

Attn: Mr. Boyd Hoback

If to Lender:

United Capital Business Lending, Inc.

215 Schilling Circle, Suite 100

Hunt Valley, MD 21031

Attn: Lisa Wheatley – Operations Department

Joseph Serio – Portfolio Management Dept

Notwithstanding anything to the contrary, all notices and demands for payment from Lender actually received in writing by Guarantor shall be considered to be effective upon the receipt thereof by Guarantor regardless of the procedure or method utilized to accomplish delivery thereof to Guarantor.

                    (g) Assignment. If any of Borrower’s Obligations should be assigned by Lender, Lender shall have the right to assign all or any part of this Guaranty to Lender’s assignee without consent of Guarantor, and this Guaranty will inure to the benefit of Lender’s assignee to the extent of such assignment, provided that Lender shall continue to have the unimpaired right to enforce this Guaranty as to any of Borrower’s Obligations not so assigned.

                   (h) Independence and Subordination. The obligations of Guarantor hereunder are independent of any other guaranty(s) at any time in effect with respect to all or any part of Borrower’s Obligations and Guarantor’s Obligations hereunder may be enforced regardless of the existence of any such other guaranty(s). If Guarantor has advanced or shall advance any sums to Borrower or if Borrower shall hereafter otherwise become indebted to Guarantor, such sums and indebtedness and any lien on any property of Borrower granted to

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Guarantor as security therefore shall be subordinated in all respects to the amounts then or thereafter due and owing to Lender and to any lien granted by Borrower to Lender.

                  (i) Effect of Lender’s Security Interest. In the event that Lender shall be granted a security interest in or lien upon any real or personal property in respect of or as security for any of the Borrower’s Obligations, the same shall be for the sole and exclusive benefit of Lender, and not for the benefit, whether direct or indirect, by subrogation or otherwise, of Guarantor unless Lender shall expressly and in writing grant subrogation or other rights to Guarantor.

             (j)  Joint and Several Liabilities. Any other person who, pursuant to a separate agreement has agreed to guarantee the Loan shall be jointly and severally liable for payment of its obligations to the Lender as and when due and payable in accordance with the provisions of this Guaranty or any other agreement executed by such person in connection with the Loan. The undersigned agrees that the Lender may (without notice to or consent of any or all of the undersigned or any other person who has agreed to guarantee the Loan and with or without consideration) release, compromise, settle with, proceed against any or all of the undersigned or any other Guarantor without affecting, impairing, lessening or releasing the Obligations of the undersigned or of the other Guarantors.

(k)

WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS GUARANTY OR (B) THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(l)

General Miscellaneous Provisions. Time is of the essence under this Guaranty. The paragraph headings of this Guaranty are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Guaranty and the Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations, or agreements, oral or written, with respect thereto. Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Guaranty and any other Loan Documents or otherwise. No modification, release, or waiver of this Guaranty shall be deemed to be made by Lender unless in writing signed by Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Guaranty or any of the other Loan Documents. This Guaranty shall inure to the benefit of and be enforceable by Lender and Lender’s successors and assigns and any other person to whom Lender may grant an interest in Borrower’s Obligations and shall be binding upon and enforceable against Guarantor and Guarantor’s personal representatives, successors, heirs and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders. This Guaranty may be executed in any number of counterparts, all of which, when taken together shall constitute one Agreement.

Customer #47856

Loan #71329

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under seal as of the day and year first hereinabove set forth.

WITNESS	GUARANTOR:
Susan M. Knutson	GOOD TIMES RESTAURANTS INC.
By: Boyd E. Hoback
Name: Boyd E. Hoback
Title: President

STATE OF COLORADO, COUNTY OF JEFFERSON

The undersigned does hereby certify that on this 8 day of July, 2014, before me, the Subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Boyd E. Hoback, who acknowledged himself to be the President of GOOD TIMES RESTAURANTS INC.

WITNESS my hand and Notarial Seal.

Christi Pennington

Notary Public

My commission expires on:  10-2-14

SEAL AFFIXED

Customer #47856

Loan #71329